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                                                                    EXHIBIT 99.1

                               CERTIFICATION OF
                           CHIEF EXECUTIVE OFFICER
                         OF GROUP 1 AUTOMOTIVE, INC.
                      PURSUANT TO 18 U.S.C. Section 1350


In connection with the accompanying report on Form 10-K for the fiscal year ended December 31, 2002, and filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, B.B. Hollingsworth, Jr., Chief Executive Officer of Group 1 Automotive, Inc. (the "Company"), hereby certify that:

         1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                    /s/ B.B. Hollingsworth, Jr.
                                    ---------------------------
                                    B.B. Hollingsworth, Jr.
                                    March 26, 2003